SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

July 30, 2008

Date of Report (Date of earliest event reported)

              First Chester County Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-12870	23-2288763
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 North High Street, West Chester, Pennsylvania

(Address of principal executive offices)

(484) 881-4000

(Registrant’s telephone number, including area code)

(Former name or former address,

if changed since last report.)

Item 2.02. Results of Operations and Financial Condition

On July 30, 2008, First Chester County Corporation (the “Company”) issued a press release regarding its financial results for the quarter ended June 30, 2008. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

    99.1 Press Release, dated July 30, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2008	FIRST CHESTER COUNTY CORPORATION

By: /s/ John E. Balzarini
Name: John E. Balzarini
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated July 30, 2008.

EXHIBIT 99.1

Press Release

July 30, 2008